UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 13, 2014
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2014, Forestar Group Inc. (the “Company”) issued a press release announcing the Company’s results for the quarter and year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 7.01. Regulation FD Disclosure.

On February 13, 2014, management of the Company will participate in a conference call discussing the Company’s results for the quarter and year ended December 31, 2013. Copies of the presentation materials to be used by management are furnished as Exhibit 99.2 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by the Company on February 13, 2014, announcing the Company’s results for the quarter and year ended December 31, 2013.

99.2	Presentation materials to be used by management in a conference call on February 13, 2014, discussing the Company’s results for the quarter and year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date:	February 13, 2014	By:	/s/ Christopher L. Nines
			Name:	Christopher L. Nines
			Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by the Company on February 13, 2014, announcing the Company’s results for the quarter and year ended December 31, 2013.

99.2	Presentation materials to be used by management in a conference call on February 13, 2014, discussing the Company’s results for the quarter and year ended December 31, 2013.

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